                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: DECEMBER 15, 2003
                        (Date of earliest event reported)

                            MITCHAM INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



            TEXAS                      000-25142                 76-0210849
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


8141 SH 75 SOUTH, P.O. BOX 1175, HUNTSVILLE, TEXAS                77342
     (Address of principal executive offices)                   (Zip Code)


                                  936-291-2277
              (Registrant's telephone number, including area code)



         (Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following exhibit is filed as a part of this report:

             99 Mitcham Industries, Inc. press release dated December 15, 2003.



ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On December 15, 2003, Mitcham Industries, Inc. issued a press release announcing earnings for the third quarter ended October 31, 2003. The text of the press release is attached to this report as Exhibit 99.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MITCHAM INDUSTRIES, INC.

         Date: December 15, 2003       By: /s/ Christopher C. Siffert
                                          ---------------------------
                                          Christopher C. Siffert
                                          Vice President & Corporate Controller

                                  EXHIBIT INDEX


EXHIBIT
NO.              NAME OF EXHIBIT
-------          ---------------

  99             Mitcham Industries, Inc. press release dated December 15, 2003.